United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2023 (March 24, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-106702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S Craig Place
Lombard, Illinois 60148

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (217) 615-1216

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Trust Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the special meeting (defined below), on March 24, 2023, Welsbach Technology Metals Acquisitions Corp. (the “Company” or “WTMA”) and Continental Stock Transfer & Trust Company entered into an amendment to the Investment Management Trust Agreement, dated March 24, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”). A copy of the amendment to the Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Merger Agreement

As previously disclosed, the Company entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among the Company, WTMA Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company ( “Merger Sub”), and WaveTech Group, Inc., a Delaware corporation (“WaveTech”) on October 31, 2022, pursuant to which Merger Sub is to merge with and into WaveTech with WaveTech surviving the Merger as a wholly owned subsidiary of the Company (the “Merger”).

On March 24, 2023, the Company, Merger Sub and WaveTech entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment” and together with the Original Merger Agreement, the “Merger Agreement”), which provides that, among other things, (i) the time for performance and satisfaction of the conditions to the parties’ obligations to consummate, or cause to be consummated, the Merger shall be extended to up to April 30, 2023, subject to the Company extending its time to consummate a business combination (the “Company Extension”) in connection with the Charter Amendment (as defined below) and the Trust Agreement and (ii) WaveTech consents to the amendments to the Trust Agreement and the Charter Amendment in connection with the Company Extension and the issuance of indebtedness in connection with the Company Extension. The Merger Agreement Amendment also makes certain technical and other changes to the termination provision of the Original Merger Agreement.

The Merger Agreement Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement Amendment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the special meeting, on March 24, 2023, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter”) which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 24, 2023, the Company held a special meeting of its stockholders (the “special meeting”). On January 31, 2023, the record date for the special meeting, there were 10,011,662 shares of common stock of the Company entitled to be voted at the special meeting, approximately 88.97% of which were represented in person or by proxy at the special meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the special meeting are as follows:

1. Charter Amendment Proposal

The stockholders approved the proposal to amend (the “Charter Amendment”) the Company’s Charter by allowing the Company to extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”) for up to an additional six months, from March 30, 2023 to up to September 30, 2023, by depositing into the trust account (the “trust account”) $125,000 for each additional one month extension (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note, convertible at the option of the holder, in full or in part, into units at a price of $10.00 per unit, which units will be identical to the private placement units issued in connection with the initial public offering of the Company’s units and repayable upon closing of a business combination (the “Extension Note”). The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,879,148	28,793	-0-

2. Trust Amendment Proposal

The stockholders approved the proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Trust Agreement, allowing the Company to extend the Combination Period for up to an additional six months, from March 30, 2023 to up to September 30, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment each additional one month extension in exchange for an Extension Note. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,879,148	28,793	-0-

3. Auditor Proposal

The stockholders ratified the selection by the Company’s audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

FOR	AGAINST	ABSTAIN
6,517,656	2,104,087	286,198

As there were sufficient votes at the time of the special meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the special meeting.

Item 8.01. Other Events.

In connection with the votes to approve the Extensions, the holders of 4,097,964 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share, for an aggregate redemption amount of approximately $ $42.5 million, leaving approximately $37.7 million in the trust account, based on the approximately $80.2 million held in the trust account as of March 3, 2023 (less funds that may be withdrawn to pay taxes).

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between WaveTech and WTMA. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WaveTech, the combined company or WTMA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. WTMA intends to file the Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of WTMA, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all WTMA shareholders. WTMA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of WTMA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by WTMA through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

WTMA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WTMA’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of WTMA and information regarding their interests in the business combination is set forth in WTMA’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 21, 2023. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the Form S-4 and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WaveTech and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of WaveTech. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WaveTech’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WaveTech and potential difficulties in Company employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WaveTech or against WTMA related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or WaveTech operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or WaveTech’s business, WaveTech’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WaveTech and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WaveTech nor WTMA gives any assurance that either WaveTech or WTMA, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger by and among the Company, WaveTech and Merger Sub, dated March 24, 2023.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Welsbach Technology Metals Acquisitions Corp., dated March 24, 2023.

10.1	Amendment to the Investment Management Trust Agreement, by and between Welsbach Technology Metals Acquisitions Corp. and Continental Stock Transfer & Trust Company, dated March 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2023

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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